Exhibit 32(b)

Certifications Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Wells Fargo & Company (the “Company”) for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Shrewsberry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN R. SHREWSBERRY
John R. Shrewsberry
Chief Financial Officer
Wells Fargo & Company
February 25, 2015